Note 12 - Income Taxes - Schedule of Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Expected tax using statutory tax rate	$ 2,578	$ 2,047	$ 2,287
Tax-exempt income on state and municipal securities and political subdivision loans	(386)	(358)	(572)
Tax-exempt income on life insurance contracts	(82)	(83)	(135)
Deductible dividends paid to United Bancshares, Inc. ESOP	(42)	(37)	(57)
Tax-exempt settlement	(416)
Non-deductible merger and acquisition costs			117
Enactment of federal tax reform			1,136
Other, net	(37)	(40)	103
Total provision for income taxes	$ 1,615	$ 1,529	$ 2,879